Exhibit 99.2

Press Release

3D Systems Corporation

333 Three D Systems Circle

Rock Hill, SC 29730

www.3dsystems.com

NYSE: DDD

Investor Contact: investor.relations@3dsystems.com

Media Contact: press@3dsystems.com

3D Systems Completes Sale of Geomagic Software Portfolio

•	Closed transaction for $123 million, with expected net proceeds of approximately $100 million to strengthen balance sheet and invest in future growth and profitability initiatives

•	Sharpens focus on core additive manufacturing software solutions — 3D Sprint®, 3DXpert® and Oqton Industrial Manufacturing OS —to advance production applications and accelerate customer adoption

ROCK HILL, South Carolina, April 1, 2025 – 3D Systems (NYSE:DDD) today announced the successful completion of the sale of its Geomagic® software portfolio to the Manufacturing Intelligence Division of Hexagon, a global leader in digital reality solutions, for $123 million before working capital adjustments and following the satisfaction of customary regulatory approvals and closing conditions.

As part of its strategic focus, 3D Systems will now concentrate on advancing its core additive manufacturing software platforms, including 3D Sprint® and 3DXpert®, as well as the Oqton Industrial Manufacturing OS. The Company intends to continue expanding the capabilities of these solutions by leveraging artificial intelligence and automation to enable accelerated adoption of 3D printing technologies in high-volume, production environments.

“Hexagon is well-positioned to take the Geomagic portfolio to new heights, ensuring continued innovation and value for its users,” said Dr. Jeffrey Graves, president & CEO of 3D Systems. “We are grateful for the contributions of our Geomagic team members and confident they will thrive

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in this next chapter. For 3D Systems, with today’s completed sale, we are pleased to further strengthen our balance sheet and continue our focus on fueling profitable organic growth through R&D and investing in our core platforms. By concentrating on 3D Sprint, 3DXpert, and Oqton, we will enhance our ability to deliver innovative solutions that improve workflows, reduce costs, and enable our customers to scale production effectively. With approximately $100 million of net proceeds coming to our balance sheet, the transaction significantly enhances our cash reserves and provides us with an exceptional footing to execute in the quarters ahead.”

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

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About 3D Systems

More than 35 years ago, Chuck Hull’s curiosity and desire to improve the way products were designed and manufactured gave birth to 3D printing, 3D Systems, and the additive manufacturing industry. Since then, that same spark continues to ignite the 3D Systems team as we work side-by-side with our customers to change the way industries innovate. As a full-service solutions partner, we deliver industry-leading 3D printing technologies, materials and software to high-value markets such as medical and dental; aerospace, space and defense; transportation and motorsports; AI infrastructure; and durable goods. Each application-specific solution is powered by the expertise and passion of our employees who endeavor to achieve our shared goal of Transforming Manufacturing for a Better Future. More information on the company is available at www.3dsystems.com.

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